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                                                                   EXHIBIT 23.5


                        CONSENT OF ROBERTS & HOLLAND LLP

        We hereby consent to the reference to our firm as tax advisor to Terex Corporation and the inclusion of our name in such capacity in the Terex Corporation Registration Statement on Form S-3 (Registration Statement No. 333-27749) and the Prospectus included therein, as amended.


                                        ROBERTS & HOLLAND LLP





New York, New York
July 14, 1997